                                                                  EXHIBIT 10.22

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of October 31, 2001 (the "Effective Date") is by and between COLLEGIATE PACIFIC, INC. ("Borrower"), and THE CHASE MANHATTAN BANK successor by merger to Chase Bank of Texas, National Association, a New York state banking corporation ("Bank").

PRELIMINARY STATEMENT. Bank and Borrower entered into a Credit Agreement dated effective as of June 30, 1999 as amended by a Waiver and First Amendment to Credit Agreement dated effective as of January 20, 2000 and as amended by a Waiver and Second Amendment to Credit Agreement dated effective as of September 7, 2000 and as amended by a Waiver Agreement and Third Amendment to Credit Agreement dated effective October 31, 2000 and as amended by Fourth Amendment to Credit Agreement dated effective as of January 16, 2001 ("Credit Agreement"). "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. Bank has agreed with Borrower to amend the Credit Agreement to the extent set forth herein and in order, among other things, to renew and extend the Commitment.

NOW THEREFORE, in consideration of the premises as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower agree as follows:

Section 1.1 of the Credit Agreement is amended and restated to read as follows:

CREDIT COMMITMENT 1.1.A Subject to the terms and conditions of this Agreement, Bank agrees to make loans ("LOANS") to Borrower and issue Letters of Credit for the account of Borrower and allow Borrower to incur L/C Obligations from time to time before the Termination Date not to exceed at any one time outstanding the Commitment. "COMMITMENT" means the lesser of the Borrowing Base or $2,000,000.00 ("MAXIMUM AMOUNT") "CREDIT" means collectively Loan or Loans, Applications and/or Letters of Credit. "USED CREDIT" means the sum of all outstanding Loans and all L/C Obligations. Subject to the terms of this Agreement Borrower has the right to borrow, repay and re-borrow. Chapter 346 of the Texas Finance Code (which governs certain revolving loan accounts) will not apply to the Note, any Loan or any other Credit described in this Agreement.

LOANS 1.1.B Loans may only be used for working capital and payment on Applications. Loans will be evidenced by, and will bear interest and be payable as provided in, the Revolving Promissory Note of Borrower dated October 31, 2001 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "NOTE") which is given in renewal, modification and extension of that certain revolving promissory note of Borrower dated June 30, 1999 in the original principal amount of $2,000,000.00 as modified by that certain Revolving Promissory Note Modification Agreement dated effective as of October 31, 2000 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "RENEWED NOTE"). "TERMINATION DATE" means the earlier of: (a) October 31, 2002; or (b) the date specified by Bank pursuant to Section 6.1 hereof.

LETTERS OF CREDIT 1.1.C Bank shall issue letters of credit, subject to the restrictions in this Agreement, up to one (1) month prior to the Termination Date for the account of Borrower and in favor of such Person or Persons as may be designated by Borrower upon an application substantially in the form of the L/C Addendum attached to this Agreement or other application in Proper Form ("APPLICATION" or "APPLICATIONS"), duly completed and executed by Borrower not less than two (2) Business Days prior to the date on which the letter of credit is to be issued. "LETTER OF CREDIT" means a Letter of Credit or Letters of Credit issued by Bank upon an Application of Borrower. No Letter of Credit shall have an expiry date later than a date 1 month prior to the Termination Date and if a commercial Letter of Credit, it shall not exceed a term of 90 days. Letters of Credit may be commercial or standby. "L/C OBLIGATIONS" means the sum of (a) the face amount of all outstanding Letters of Credit less any drawings that have been paid by Borrower either with a Loan or other means acceptable to Bank and
(b) any other amounts owing to Bank under the Applications not already included in (a). Borrower will pay a fee in an amount equal to the greater of: (a) one quarter of one percent (1/4%) per annum per quarter or fraction thereof on the face amount of the Letter of Credit and (b) Bank's minimum fee in effect on the issue date of the Letter of Credit. The fee shall be paid to the Bank at its main offices to the attention of the Manager, Documentary Services Division prior to the issuance of the Letter of Credit. Bank may at any time, but is not required to, make a Loan without prior notice to Borrower to pay any drawing under a Letter of Credit and to pay any L/C Obligation. L/C Obligations shall never exceed $200,000.00 ("LETTER OF CREDIT SUBLIMIT").

1. Section 4.3 of the Credit Agreement is amended and restated to read as follows:

FINANCIAL INFORMATION/BORROWING BASE REPORT 4.3 (a) Furnish to Bank in Proper Form (i) the financial statements prepared in conformity with GAAP on consolidated and consolidating bases and the other information described in, and within the times required by, Exhibit C, Reporting Requirements, Financial Covenants and Compliance Certificate attached hereto and incorporated herein by reference; (ii) the Borrowing Base Report substantially in the form of, and within the time required by, Exhibit A along with the other information required by Exhibit A to be submitted; (iii) within the time required by Exhibit C, Exhibit C signed and certified by the chief financial officer or president of Borrower; (iv) with no change in Borrower's fiscal year; (b) promptly after such request is submitted to the appropriate Governmental Authority, provide any request for waiver of funding standards or extension of amortization periods with respect to any employee benefit plan; (c) provide verification of Guarantor Michael Blumenfeld's compliance with the Liquidity Maintenance Agreement dated effective June 30, 1999; (d) provide copies of special audits, studies, reports and analyses prepared for the management of Borrower by outside parties; (e) provide such other information relating to the financial condition and affairs of Borrower and guarantors or any other Obligor and their Subsidiaries as Bank may request from time to time in its discretion; and (f) provide that all proceeds of any Collateral shall be deposited in an account maintained with Bank.

3. Bank has agreed with Borrower to permit Borrower to purchase up to $125,000.00 (in the aggregated) of its capital stock during the term of the Agreement. In order to reflect this agreement between Bank and Borrower, Section
5.5 of the Credit Agreement is amended and restated to read as follows:

"RESTRICTED PAYMENTS 5.5 Unless otherwise permitted on Exhibit C, at any time:
(a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest in excess of 50% of Borrower's positive Net Income (inclusive of the repurchase by Borrower of up to $125,000.00 (in the aggregate) of its capital stock during the term of this Agreement and excluding the reacquisition by Borrower of 33,333 shares of its capital stock pursuant to that certain compromise settlement agreement and mutual release executed by Funnets, Inc. and Borrower as of September 27, 2000 and September 28, 2000, respectively); (b) declare or pay any dividend or principal payment on subordinated indebtedness in excess of 50% of Borrower's positive Net Income (except stock dividends and dividends paid to Borrower); (c) make any other distribution or contribution of any Property or cash or obligation to owners of an equity interest or to a Subsidiary in their capacity as such; (d) make any capital expenditures in excess of $100,000.00 during any fiscal year of Borrower; or (e) make any payments on shareholder Indebtedness after any Event of Default has occurred."

4. The prior Exhibit A and the prior Exhibit C of the Agreement are replaced with the Exhibit A and the Exhibit C attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

5. Section 7.3 of the Credit Agreement is amended to read as follows:

GOVERNING LAW 7.3 UNLESS OTHERWISE SPECIFIED THEREIN, EACH LOAN DOCUMENT IS GOVERNED BY TEXAS LAWS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

6. A new section 7.11 is added to the Credit Agreement to read as follows:

JURY TRIAL WAIVER 7.11 TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY THAT BORROWER OR BANK MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT OR THE OBLIGATIONS. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

7. Borrower hereby represents and warrants to Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

8 This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below.

9. Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

10. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

11. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

12. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE

CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES. NOTHING IN THE AGREEMENT IS INTENDED TO WAIVE OR VARY THE DUTIES OF BANK OR THE RIGHTS OF ANY OBLIGOR IN VIOLATION OF
SECTION 9.602 OF THE TEXAS BUSINESS AND COMMERCE CODE.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANK AND THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

         BORROWER:         COLLEGIATE PACIFIC, INC.

                           By:               /s/
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------
                           Address:
                                   ------------------------------------

         BANK:             THE CHASE MANHATTAN BANK

                           By:               /s/
                              -----------------------------------------
                           Name:
                                ---------------------------------------
                           Title:
                                 --------------------------------------
                           Address:
                                   ------------------------------------

                      EXHIBIT C to Credit Agreement between
Collegiate Pacific, Inc. ("Borrower") and The Chase Manhattan Bank successor by merger to Chase Bank of Texas, National Association ("Bank") dated the Agreement Effective Date (as same may be amended, restated and supplemented in writing the "Agreement")

                   REPORTING REQUIREMENTS, FINANCIAL COVENANTS
                                       AND
COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD ENDING ________________, 200_ ("END DATE")

A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED WITHIN 30 DAYS OF THE END OF EACH CALENDAR MONTH

                    BORROWER'S FISCAL YEAR ENDS ON JUNE 30th.

B.       Reporting

====================================================================================================================================
Financial Reporting.  Borrower will provide the following financial information within the times indicated:             Compliance
                                                                                                                        Certificate
====================================================================================================================================
                 WHO                                      WHEN DUE                                WHAT                  Compliance
                 ---                                      --------                                ----                    (Circle)
                                                                                                                        Yes     No
------------------------------------------------------------------------------------------------------------------------------------
BORROWER                                   (i) Within 90 days of fiscal year end   Consolidated annual financial        Yes     No
                                           (including last reporting period of     statements (balance sheet, income
                                           the fiscal year)                        statement, cash flow statement)
                                                                                   Audited with unqualified opinion
                                                                                   by independent certified public
                                                                                   accountants satisfactory to Bank,
                                                                                   accompanied by Compliance
                                                                                   Certificate (this Exhibit C)
                                           -----------------------------------------------------------------------------------------
                                           (ii) Within 30 days of each Reporting   Consolidated and consolidating       Yes     No
                                           Period End Date (including last         unaudited interim financial
                                           period of the fiscal year)              reporting statements, Borrowing
                                                                                   Base Report (Exhibit A) along
                                                                                   with accounts receivable aging
                                                                                   and listing, accounts payable
                                                                                   aging accompanied by Compliance
                                                                                   Certificate
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT MERCHANDISING, INC.                (iii) Within  30 days of each           Accounts receivable aging and        Yes     No
                                           Reporting Period End Date               accounts payable aging
------------------------------------------------------------------------------------------------------------------------------------
BORROWER AND SUBSIDIARIES                  (iv) Upon request of Bank               Inventory Reports in Proper Form     Yes     No
------------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL GUARANTOR                       (v) Within 12 months of the prior       Annual personal financial            Yes     No
                                           statement submitted to Bank             statement (including cash flow
                                                                                   and contingent liability
                                                                                   information) of the Guarantor:
                                                                                   Michael Blumenfeld
====================================================================================================================================

C.

====================================================================================================================================
FINANCIAL COVENANTS.  Borrower will comply with the following                       COMPLIANCE CERTIFICATE
financial covenants, defined in accordance with GAAP and the                        ----------------------
definitions in Section 8 and prepared on a consolidated basis as in Section 5.3 of the Agreement, and incorporating the
calculation adjustments indicated on the Compliance
Certificate.  (Except as noted in the calculation of the "Step
Up" in C.1. below, for all other calculations and reporting
purposes herein and throughout the Agreement, Borrower's
calculation of Net Income is cumulative fiscal year to date):
====================================================================================================================================

====================================================================================================================================
                         REQUIRED                                                       ACTUAL REPORTED                Compliance
                         --------                                                       ---------------                 (Circle)
Except as specified otherwise, each covenant will be maintained                     For Current Reporting Period/as    Yes     No
at all times and reported for each Reporting Period or as of                        of the End Date
each Reporting Period End Date, as appropriate:
------------------------------------------------------------------------------------------------------------------------------------
1.   Maintain a Tangible Net Worth of at least $3,200,000.00       Total Stockholders' Equity          $               Yes     No
     plus 50% of Positive Net Income ("Step Up Amount") plus       Minus:  Goodwill                    $
     100% of new equity raised by Borrower.                                Other Intangible Assets     $
                                                                           Loans/Advances to
Positive Net Income                                                          Equity holders            $
(For current reporting period)                                             Loans to Affiliates         $
                                                 $                         License Agreements          $
                                                  ------           Plus:   Subordinated Debt            ------
Multiplied by                                      50%                                                 $
= Step Up Amount (For current reporting period)  $                                                      ------
                                                  -----            = Tangible Net Worth
                                                                                                       $


$                  $           $                   $
 ------             ---------   -------             -------
Required       + Step Up    +  100% new        =    Required
Amount           Amount        equity raised        Amount
As of Prior                    by Borrower          As of Current
Reporting Period                                    Reporting Period
------------------------------------------------------------------------------------------------------------------------------------
2. Maintain a ratio of total Indebtedness as adjusted to           Total Liabilities                                   Yes     No
Tangible Net Worth no greater than 1.0 to 1.0.                       (GAAP)                            $
                                                                   Plus:  Contingent obligations       $
                                                                          Liens on Borrower's Property
                                                                          not included in Borrower's
                                                                           liabilities                 $
                                                                   Minus: Subordinated Debt            $
                                                                   Equals:  Indebtedness as adjusted   $

                                                                   Total
                                                                   Stockholders' Equity                $
                                                                   Minus: Goodwill                     $
                                                                          Other Intangible Assets      $
                                                                          Loans/Advances to
                                                                          Equity holders               $
                                                                          Loans to Affiliates          $
                                                                          License Agreements           $
                                                                                                        --------
                                                                   Plus:     Subordinated Debt         $
                                                                                                        --------
                                                                   =  Tangible Net Worth               $

                                                                   $                       /        $                    =
                                                                   ------------------------          -------------------
                                                                   Indebtedness (adjusted)              TNW           Ratio o
====================================================================================================================================

D.

====================================================================================================================================
Other Required Covenants to be maintained and to be certified.
--------------------------------------------------------------                      COMPLIANCE CERTIFICATE
====================================================================================================================================
                         REQUIRED                                                       ACTUAL REPORTED                COMPLIANCE
                         --------                                                       ---------------                 (CIRCLE)
------------------------------------------------------------------------------------------------------------------------------------
(i)  Pursuant to Section 1.1.C, L/C Obligations may not exceed     L/C Obligations are:        $                       Yes    No
         Letter of Credit Sublimit                                                              ---------------
                                                                   Letter of Credit
                                                                   Sublimit is:                 $200,000.00
------------------------------------------------------------------------------------------------------------------------------------
(ii) Pursuant to Section 5.1, Borrower's additional Indebtedness   Additional Indebtedness is: $                       Yes    No
shall not be permitted to exceed $100,000.00 in the aggregate                                   -------------
during the term of this Agreement.  Borrower's Subordinated
Convertible Promissory Notes, the $536,000.00 Subordinated Note
(as modified and increased in the amount of $75,000.00 on or about February 14, 2001) and the $45,000.00 Subordinated Note
are excluded from consideration of the $100,000.00 in additional
Indebtedness to which
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Borrower is limited during the term of this Agreement.
------------------------------------------------------------------------------------------------------------------------------------
(iii) Pursuant to Section 5.4, Borrower shall not permit any       As of _____________________, Borrower is in         Yes    No
merger, acquisition, consolidation or sale of assets outside of    compliance with Section 5.4___________
the ordinary course of business.
------------------------------------------------------------------------------------------------------------------------------------
(iv) Pursuant to Section 5.5, Borrower shall not permit any        As of _____________________, Borrower is in         Yes    No
capital expenditure in excess of $100,000.00 for any fiscal year   compliance with Section 5.5_________
of Borrower.
------------------------------------------------------------------------------------------------------------------------------------
(v) Pursuant to Section 5.5, Borrower shall not permit dividend    As of _____________________, Borrower is in         Yes    No
payments or principal payments on subordinated indebtedness in     compliance with Section 5.5___________
excess of 50% of Borrower's Net Income.
------------------------------------------------------------------------------------------------------------------------------------
(vi) Pursuant to Section 5.5, Borrower shall not redeem, retire    As of _____________________, Borrower is in         Yes    No
or otherwise acquire, directly or indirectly, any shares of its    compliance with Section 5.5___________
capital stock or other equity interest in excess of 50% of
Borrower's positive Net Income (inclusive of the repurchase by
Borrower of up to $125,000.00 (in the aggregate) of its capital stock during the term of this Agreement and excluding the
reacquisition by Borrower of 33,333 shares of its capital stock pursuant to that certain compromise settlement agreement and mutual release executed by Funnets, Inc. and Borrower as of
September 27, 2000 and September 28, 2000, respectively).
------------------------------------------------------------------------------------------------------------------------------------
(vii) Pursuant to Section 5.6, Borrower shall not permit any       As of _____________________, Borrower is in         Yes    No
change in the nature of Borrower's business or material change     compliance with Section 5.6___________
in Borrower's management.
------------------------------------------------------------------------------------------------------------------------------------
(viii) Pursuant to Sections 5.7 and 5.9, Borrower shall not        As of _____________________, Borrower is in
permit loans or advances to Affiliates or any loans, advances or   compliance with                                     Yes    No
extensions of credit to officers, directors or shareholders of     Section 5.7___________                              Yes    No
Borrower.                                                          Section 5.9___________

------------------------------------------------------------------------------------------------------------------------------------
(ix) Borrower will provide to Bank "Exhibit A" of the Liquidity    As of _______________________ the terms and         Yes    No
Maintenance Agreement executed by Michael Blumenfeld dated June    agreements of that certain Liquidity Maintenance
30, 1999 on a quarterly basis and ensure that the terms of such    Agreement executed by Michael Blumenfeld dated
agreement are maintained and reported quarterly.                   June 30, 1999 are in compliance.  Exhibit A of
                                                                   the Liquidity Maintenance Agreement last
                                                                   provided to Bank on:
                                                                   _______________________________

------------------------------------------------------------------------------------------------------------------------------------
(x) Borrower agrees that it will not make any payments on          As of _____________________, Borrower is in        Yes    No
Subordinated Debt, except as permitted by Section 4.10 of the      compliance with Section 4.10 ___________
Agreement and the written subordination agreements among Bank, subordinated creditors and Borrower.
====================================================================================================================================


THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT C AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):

         [ ] No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.
         [ ] A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:
         [ ]  was cured on ________________.
                  [ ]      was waived by Bank in writing on __________________.
                  [ ]      is continuing.

         Description of Event of Default:
                                          -------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

Executed this                           day of                                    , 200        .
              -------------------------        -----------------------------------     --------

BORROWER:  COLLEGIATE PACIFIC, INC.

SIGNATURE:
          ----------------------------------------------------------------------------------------------------------------

NAME:
     ---------------------------------------------------------------------------------------------------------------------

TITLE:       (Chief Financial Officer or President)
      --------------------------------------------------------------------------------------------------------------------

ADDRESS:
        ------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A
                              BORROWING BASE REPORT
                             ACCOUNTS AND INVENTORY

BORROWING BASE REPORT FOR PERIOD BEGINNING: __________ AND ENDING __________ ("CURRENT PERIOD") REQUIRED BY THE CREDIT AGREEMENT DATED THE EFFECTIVE DATE (AS AMENDED, RESTATED, AND SUPPLEMENTED FROM TIME TO TIME, THE "AGREEMENT") BY AND BETWEEN COLLEGIATE PACIFIC, INC. AND THE CHASE MANHATTAN BANK SUCCESSOR BY MERGER TO CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

--------------------------------------------------------------------------------
THE BORROWING BASE REPORT MUST BE SUBMITTED TO BANK
WITHIN 30 DAYS OF THE LAST DAY OF EACH CALENDAR MONTH. BORROWER MUST PROVIDE THE FOLLOWING ALONG WITH THE BORROWING BASE REPORT: ACCOUNTS RECEIVABLE AGINGS AND ACCOUNTS PAYABLE AGING
--------------------------------------------------------------------------------


 Line 1. Total Accounts of Borrower and all Subsidiaries earned and invoiced within 30 days
         of being earned and are outstanding as of the end of the Current Period                               $
      INELIGIBLE ACCOUNTS AS OF THE END OF THE CURRENT PERIOD:
      2. That portion (e.g., invoice) of all of the Accounts
         of any Account Debtor where the Account is more than
         90 days from invoice date                                                       $
      3. All of the Accounts, not already included in Line 2,
         of any Account Debtor if 20% of the dollar amount of all
         of the Accounts of such Account Debtor are more than
         90 days from invoice date                                                       $
      4. That portion of all of the Accounts of any Account
         Debtor which exceeds 10% of the dollar amount of the
         total of all Accounts for all Account Debtors for
         the Current Period (Line 1)                                                     $
      5. Intercompany and Affiliate Accounts                                             $
      6. Past Due Credits (added  as a positive figure)                                  $
                                                                                          --------
      7. Government Accounts [GOVERNMENT ACCOUNTS MEANS RECEIVABLES OWED BY THE
         U.S. GOVERNMENT AS TO WHICH BANK'S SECURITY INTEREST OR ABILITY TO
         OBTAIN DIRECT PAYMENT OF THE PROCEEDS IS GOVERNED BY ANY FEDERAL
         STATUTORY REQUIREMENTS OTHER THAN THOSE OF THE UNIFORM COMMERCIAL CODE,
         INCLUDING, WITHOUT LIMITATION, THE FEDERAL ASSIGNMENT OF CLAIMS ACT OF
         1940, AS AMENDED AND ALL THOSE RECEIVABLES BY ANY
      STATE, COUNTY OR MUNICIPAL AUTHORITY OR
      QUASI-GOVERNMENTAL AUTHORITY.]                                       $
      8. Foreign Accounts (unless secured by a letter
         of credit issued by a bank satisfactory to the Bank or covered
         by foreign credit insurance acceptable to the Bank)                             $
      9. Accounts subject to any dispute or setoff or contra account                     $
     10. Subject to Purchase Money Security Interest                                     $
                                                                                          --------
     11. Bill and hold                                                                   $
                                                                                          --------
     12. Other Ineligible Accounts (pre-billings, progress billings)                     $
     13. Total Ineligible Accounts for the Current Period                                                      $
         (Add Lines 2 through 12)
     14. Total Eligible Accounts for the Current Period                                                        $
         (Line 1 - Line 13)
     15. Multiplied by: Accounts Advance Factor                                                                85%
     16. Equals:  ACCOUNTS COMPONENT OF BORROWING BASE                                                         $
     Total Inventory of Borrower and all Subsidiaries
         ) as of the end of the Current Period                                                                 $
         INELIGIBLE INVENTORY AS OF THE END OF THE CURRENT PERIOD:
     17. Work in Process                                                                 $
     18. Private label                                                                   $
     19. Obsolete                                                                        $
     20. Returned/damaged                                                                $
     21. Consigned/unowned                                                               $
     22. Subject to Purchase Money Security Interest                                     $
     23. Slow moving                                                                     $
     24. Other Ineligible Inventory                                                      $
     25. Total Ineligible Inventory as of the end of the

        Current Period (Lines  17 + 18 + 19 +
        20 + 21 + 22+23+24)                                                                                    $
    25. Total Eligible Inventory as of the end of the
        Current Period (Line 14 - Line 23)                                                                     $
    26. Minus:  Trade Accounts Payable
        $________
    27. Multiplied by: Inventory Advance Factor                                                                65%
    28. Equals:  INVENTORY COMPONENT OF BORROWING BASE                                                         $
        (Not to exceed 60% of the Accounts Component of Borrowing Base [Line
     16])
    29. Total BORROWING BASE as of
        the end of the Current Period (Line 16 + Line 28)                                                      $
    30. COMMITMENT is lesser of Maximum Amount and BORROWING BASE
            $2,000,000.00 and $                          (on Line 29)     COMMITMENT                    =$
                               -------------------------
    31. LESS:  USED CREDIT as of the end of the Current Period 31(a) + 31(b)
           (a) Total Outstanding Loans                                                                  $
                                                                                                         --------
           (b) L/C Obligations:
               ---------------
                  (i) Total Face Amount of all Outstanding
                  Letters of Credit                                    +    $
                  (ii)   Less any drawings on Letters of Credit
                  paid by Borrower                                   -    $
                  (iii)  Amounts owing under Applications
                  not included in (ii)                               +    $
            Total/ L/C Obligations as of the end of the
            Current Period are                                            $
                                                                           --------
            (c) Loans & L/C Obligations (31a + 31b) =    Used Credit
                                                         -----------
            Letter of Credit Sublimit is                             $
                                                                      --------
            Current L/C availability                                 $                                       --
                                                                      --------                                  -------
        32. Equals: amount available for borrowing subject to the terms of
            the Agreement, if positive; or amount due under Section 1.3, if negative:                          $
            [30-31(c)]                                                                                          -------

The term "ACCOUNTS" means any right to payment for goods sold or leased or for services rendered which is not evidenced by an instrument or chattel paper. The term "INVENTORY" has the meaning as set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement. Inventory shall be valued at the lesser of: (a) market value; and (b) cost. "OTHER INELIGIBLE ACCOUNTS" mean all such Accounts of Borrower and its Subsidiaries that are not subject to a first and prior Lien in favor of Bank, those Accounts that are subject to any Lien not in favor of Bank and those Accounts of Borrower and its Subsidiaries as shall be deemed from time to time to be, in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. "OTHER INELIGIBLE INVENTORY" means that Inventory of Borrower and its Subsidiaries that is not subject to a first and prior Lien in favor of Bank, that Inventory that is subject to any Lien not in favor of Bank and that Inventory of Borrower and its Subsidiaries as shall be deemed from time to time to be in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete and not misleading as of the date hereof.

Borrower:      COLLEGIATE PACIFIC, INC.

By:
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Name:
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Title:   President or Chief Financial Officer           Date:
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Address:
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